Exhibit 10.38

NEITHER THIS NOTE NOR THE SECURITIES THAT ARE ISSUABLE TO THE COMPANY UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

PROMISSORY NOTE

July 1, 2022	Principal Amount: $650,000
Purchase Price: $500,000

FOR VALUE RECEIVED, SRAX, INC., a corporation incorporated under the laws of the State of Delaware (the “Company”), hereby promises to pay to the order of [_____________] (the “Holder”), the principal amount of Six Hundred Fifty Thousand and zero/100 United States Dollars (US$650,000.00), on the maturity date (the “Maturity Date”), which shall be August 15, 2022 or such other date as mutually agreed to in writing by the Company and Holder. This Promissory Note (as may be amended or supplemented from time to time, this “Note”) shall bear no interest except following an Event of Default as provided herein.

The Purchase Price of this Note shall be equal to Five Hundred Thousand and zero/100 United States Dollars (US$500,000.00). The Company shall pay to the Holder an original issue discount in the amount of One-Hundred Fifty Thousand and zero/100 United States Dollars (US$150,000.00) (the “OID”). The OID has been added to the principal amount of this Note and as such the aggregate principal amount of this Note is Six Hundred Fifty Thousand and zero/100 United States Dollars (US$650,000.00).

1. Payments of Principal.

(a) Payment of Principal. The principal amount of this Note shall be paid to the Holder on the Maturity Date. It is intent of the Company and the Holder to engage in good faith efforts to agree a financing of the Company by the Holder on mutually acceptable terms, subject due diligence by the parties and internal approval by Holder, on or prior the Maturity Date (the “Qualified Financing”). Upon the consummation of the Qualified Financing, provided it shall have occurred on or prior to the Maturity Date, the amounts owing hereunder shall be exchanged for indebtedness in the Qualified Financing (for clarity, inclusive of the anticipated 10% original issue discount of the Qualified Financing, the principal amount of such exchanged indebtedness shall equal $722,222.22). For the avoidance of doubt, nothing herein shall obligate the Holder to consummate the Qualified Financing.

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(b) No Interest. The unpaid principal balance of this Note shall bear no interest.

(c) General Payment Provisions. All payments on this Note shall be made in lawful money of the United States of America by certified bank check or wire transfer to such account as the Holder may designate by written notice to the Company in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding Business Day. For purposes of this Note, “Business Day” shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the State of New York are authorized or required by law or executive order to remain closed.

2. Exchange of Note and Issuance of Warrant.

(a) At the option of the Holder, upon an Event of Default or if upon the Maturity Date the amounts owing under this Note have not been repaid in accordance with its terms or exchanged for indebtedness in the Qualified Financing, this Note shall be extinguished in exchange for the addition of $738,637.00 to the outstanding principal balance of that certain Original Issued Discount Senior Secured Convertible Debenture, due June 25, 2023 (as amended following the issuance thereof, the “Prior Debenture”), issued by the Company to the Holder pursuant to the terms of that certain Securities Purchase Agreement, dated as of June 25, 2020 (the “Purchase Agreement”), among the Company and each purchaser identified on the signature pages thereto.

(b) Upon the extinguishment of this Note and the increase of the principal balance of the Prior Debenture, the Company shall also issue a Common Stock Purchase Warrant, with substantially the same terms as the warrant issued pursuant to the Purchase Agreement and in the form attached hereto as Annex A (the “Warrant”) to purchase 295,455 shares of the Company’s Class A common stock of the Company, par value $0.001 per share (the “Common Stock”).

(c) The Company by its signature hereto and the Holder by its acceptance of the Warrant acknowledges that the Warrant when issued shall have been deemed to have been issued pursuant to the terms of the Purchase Agreement

(d) At the option of the Holder, upon an Event of Default or a failure by the Company to repay the amounts owing under this Note upon the Maturity Date, the principal balance of the Prior Debenture shall be deemed increased as provided in Section 2(a) hereof and the Warrant shall be deemed issued to the Holder, without any further direction, acknowledgement or action of the Company.

(e) The Company hereby acknowledges, represents, warrants, and confirms to the Holder that: (i) each of this Note, the Warrant and the Transaction Documents (as defined in the Purchase Agreement) executed by the Company, are valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms; (ii) all other obligations of the Company under the Transaction Documents (as defined in the Purchase Agreement) and under the Warrant, shall be and continue to be and remain secured by and under the Security Agreement (as defined in the Purchase Agreement); and (iii) no oral representations, statements, or inducements have been made by the Holder, or any agent or representative of the Holder, with respect to this Note, the Warrant or the Transaction Documents (as defined in the Purchase Agreement).

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3. Grant of Security. The Company hereby acknowledges that it previously granted a security interest, as that term is defined in the Uniform Commercial Code of Delaware (the “UCC”), under the Security Agreement to the Collateral (as such term is defined in the Security Agreement), as security for the payment and performance of all the obligations of the Company pursuant to the Prior Debentures. The Company agrees and acknowledges that all of its obligations under this Note, now or hereafter existing whether for principal, interest, fees, expenses or otherwise are considered part of the Obligation (as defined in the Security Agreement) and pursuant to the Security Agreement grants a Security Interest (as defined in the Security Agreement) to the Collateral.

4. Defaults and Remedies.

(a) Events of Default. An “Event of Default” means: (i) a default for five (5) days in payment on this Note; (ii) failure by the Company to comply with any material provision of this Note, (iii) the Company, pursuant to or within the meaning of any Bankruptcy Law (as defined herein): (A) commence a voluntary case; (B) consent to the entry of an order for relief against it in an involuntary case; (C) consent to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property; (D) make a general assignment for the benefit of its creditors; or (E) admit in writing that it is generally unable to pay its debts as the same become due; or (iv) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case; (B) appoints a Custodian of the Company for all or substantially all of its property; or (C) orders the liquidation of the Company, and the order or decree remains unstayed and in effect for sixty (60) days. “Bankruptcy Law” means Title 11, U.S. Code, or any similar Federal or state law for the relief of debtors. The term “Custodian” means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

(b) Remedies. If an Event of Default occurs and is continuing, the Holder of this Note may declare all of this Note, including any interest and other amounts due that have not or will not be converted under Section 2 hereof, to be due and payable immediately. The Security Interest created by the Security Agreement shall be enforceable if an Event of Default shall have occurred and be continuing.

(c) Holder Appointed Attorney-in-Fact. The Company hereby irrevocably appoints the Holder as the Company’s attorney-in-fact, with full authority in the name, place and stead of the Company, from time to time in the Holder’s discretion upon the occurrence and during the continuance of an Event of Default to take any action and to execute any document which the Holder may deem necessary or advisable to accomplish the purposes of this Note.

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(d) Non-Interference with Remedies; Specific Performance. The Company agrees that following the occurrence and during the continuance of an Event of Default it will not at any time pledge, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Note, or the absolute sale of the whole or any part of the Collateral or the possession thereof by any purchaser at any sale hereunder, and the Company waives the benefit of all such laws to the extent it lawfully may do so. The Company agrees that it will not interfere with any right, power or remedy of the Holder provided for in this Note now or hereafter existing at law or in equity or by statute or otherwise, or with the exercise or beginning of the exercise by the Holder of any one or more of such rights, powers or remedies.

5. Lost or Stolen Note. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

6. Cancellation. After all principal and accrued interest at any time owed on this Note has been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be re-issued.

7. Waiver of Notice. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

8. Governing Law. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of Delaware, without giving effect to provisions thereof regarding conflict of laws. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by sending by certified mail or overnight courier a copy thereof to such party at the address indicated in the preamble hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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9. Indemnity and Expenses. The Company agrees:

(a) To indemnify and hold harmless the Holder and each of its partners, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, attorneys’ fees and expenses) in any way arising out of or in connection with this Note; and

(b) To pay and reimburse the Holder upon demand for all costs and expenses (including, without limitation, attorneys’ fees and expenses) that the Holder may incur in connection with (i) the exercise or enforcement of any rights or remedies (including, but not limited to, collection) granted hereunder or otherwise available to it (whether at law, in equity or otherwise), or (ii) the failure by the Company to perform or observe any of the provisions hereof. The provisions of this Section shall survive the execution and delivery of this Note, the repayment of any or all of the principal or interest owed pursuant hereto, and the termination of this Note.

10. Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity

11. Usury Savings Clause. Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the jurisdiction governing this Note or any other applicable law. In the event the total liability of payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, shall, for any reason whatsoever, result in an effective rate of interest, which for any month or other interest payment period exceeds the limit imposed by the usury laws of the jurisdiction governing this Note, all sums in excess of those lawfully collectible as interest for the period in question shall, without further agreement or notice by, between, or to any party hereto, be applied to the reduction of the outstanding principal balance of this Note immediately upon receipt of such sums by the Holder hereof, with the same force and effect as though the Company had specifically designated such excess sums to be so applied to the reduction of such outstanding principal balance and the Holder hereof had agreed to accept such sums as a penalty-free payment of principal; provided, however, that the Holder of this Note may, at any time and from time to time, elect, by notice in writing to the Company, to waive, reduce, or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the outstanding principal balance. It is the intention of the parties that the Company does not intend or expect to pay nor does the Holder intend or expect to charge or collect any interest under this Note greater than the highest non-usurious rate of interest which may be charged under applicable law.

12. Specific Shall Not Limit General; Construction. No specific provision contained in this Note shall limit or modify any more general provision contained herein. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any person as the drafter hereof.

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13. Failure or Indulgence Not Waiver. No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

14. Notice. Any notice, request or other communication to be given or made under this Note to the parties shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), electronic mail or facsimile (with a hard copy delivered within two (2) Business Days) to the party to which it is required or permitted to be given or made at such party’s address specified below or at such other address as such party shall have designated by notice to the party giving or making such notice, request or other communication, it being understood that the failure to deliver a copy of any notice, request or other communication to a party to whom copies are to be sent shall not affect the validity of any such notice, request or other communication or constitute a breach of this Note.

If to the Company:	SRAX, Inc.
2629 Townsgate Road
#215
Westlake Village, CA 91361
Attention:
E-Mail:

If to the Holder:	[*]
[*]
[*]
Attention:
E-Mail:

With a copy to (which shall not constitute Notice):
[*]
[*]
[*]
Attention:
E-Mail:

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be executed on and as of the Issuance Date.

SRAX, INC.

By:
Name:
Title:

Date: July 1, 2022

Principal Amount: $650,000.00

[ signature page to Note ]

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ANNEX A

WARRANT

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